                                                                    Exhibit 99.2

                       Security Capital Group Incorporated
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 2001
                                 (in thousands)

                                                        Security Capital    Impact of Sale of
                         Assets                            Historical           Homestead              Pro Forma
------------------------------------------------------- ----------------    -----------------         -----------
Investments, at equity:
     CarrAmerica Realty Corporation                     $        672,836    $               -         $   672,836
     ProLogis Trust                                              543,113                    -             543,113
     Regency Centers Corporation                                 594,765                    -             594,765
     Security Capital European Realty                            393,576                    -             393,576
     Security Capital Research & Management:
         Security Capital Preferred Growth Incorporated           87,729                    -              87,729
         SC-US Real Estate Shares                                 14,946                    -              14,946
     Storage USA, Incorporated                                   269,338                    -             269,338
                                                        ----------------    -----------------         -----------
                                                               2,576,303                    -           2,576,303
Real estate, less accumulated depreciation                     1,713,257             (782,934) (a)        930,323
Investments in publicly traded real estate securities,
     at market value                                              10,087                    -              10,087
                                                        ----------------    -----------------         -----------
     Total real estate investments                             4,299,647             (782,934)          3,516,713

Cash and cash equivalents                                        330,852              460,998  (b)        791,850
Intangible assets                                                 42,034              (17,304) (a)         24,730
Deferred income taxes                                            125,325               39,962  (c)        165,287
Other assets                                                      78,195              102,093  (d)        180,288
                                                        ----------------    -----------------         -----------
     Total assets                                       $      4,876,053    $        (197,185)        $ 4,678,868
                                                        ================    =================         ===========

          Liabilities and Shareholders' Equity
-------------------------------------------------------

Lines of credit                                         $              -    $               -         $         -
Mortgage and construction notes payable                          334,109                    -             334,109
Long-term debt                                                   799,728                    -             799,728
6.5% Convertible debentures                                      221,268                    -             221,268
Capital lease obligation                                         133,884             (133,884) (a)              -
Accounts payable and accrued expenses                            212,256              (31,538) (a)        180,718
                                                        ----------------    -----------------         -----------
     Total liabilities                                         1,701,245             (165,422)          1,535,823

Minority interests                                                12,765                  (35) (a)         12,730

Shareholders' equity:
     Class A common shares                                             9                    -                   9
     Class B common shares                                           929                    -                 929
     Series B preferred shares                                   257,642                    -             257,642
     Additional paid-in capital                                2,787,372                    -           2,787,372
     Accumulated other comprehensive income (loss)               (48,507)                   -             (48,507)
     Retained earnings                                           164,598              (31,728) (e)        132,870
                                                        ----------------    -----------------         -----------
       Total shareholders' equity                              3,162,043              (31,728)          3,130,315
                                                        ----------------    -----------------         -----------
       Total liabilities and shareholders' equity       $      4,876,053    $        (197,185)        $ 4,678,868
                                                        ================    =================         ===========

     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

                       Security Capital Group Incorporated
        Unaudited Pro Forma Condensed Consolidated Statement of Earnings
                      Nine Months Ended September 30, 2001
                                 (in thousands)

                                                                                  Purchase of         Impact of Sale
                                                             Security Capital  SC-U.S. Realty's        of Archstone
                                                                 Historical         assets                 assets
                                                             ----------------- ----------------      -----------------
Income:
     Property revenues                                       $        330,437                -       $              -
     Equity in earnings (loss) of:                                                           -
       Archstone Communities Trust                                      7,308                -                 (7,308) (i)
       CarrAmerica Realty Corporation                                  28,840                -                      -
       ProLogis Trust                                                  39,550                -                      -
       Regency Centers Corporation                                     43,433                -                      -
       Security Capital European Realty                                 9,737                -                      -
       Security Capital U.S. Realty                                   (16,475)          16,475  (f)                 -
       Security Capital Research & Management:
        Security Capital Preferred Growth Incorporated                  5,356                -                      -
        SC-US Real Estate Shares                                          499                -                      -
       Storage USA, Inc.                                               20,656                -                      -
     Realized capital gains (losses)                                  225,110                -               (217,111) (i)
     Interest and other income, net                                    13,331                -                      -
                                                             ----------------- ----------------      -----------------
         Total income                                                 707,782           16,475               (224,419)
                                                             ----------------- ----------------      -----------------

Expenses:
     Property expenses                                                154,959                -                      -
     General, administrative and other expenses, net of                                      -
      reimbursements from related parties                              43,903                -                      -
     Depreciation and amortization                                     46,730                -                      -
     Interest expense                                                  96,683                -                 (6,274) (j)
                                                             ----------------- ----------------      -----------------
         Total expenses                                               342,275                -                 (6,274)
                                                             ----------------- ----------------      -----------------

Earnings from operations before minority
  interest and income taxes                                           365,507           16,475               (218,145)

     Minority interests in net earnings of subsidiaries                (3,077)               -                      -
     Provision for income tax expense                                (125,222)          (5,766) (g)            76,351  (g)
                                                             ----------------- ----------------      -----------------

Earnings from operations                                              237,208           10,709               (141,794)

     Preferred share dividends                                        (13,526)               -                      -

Net earnings from operations
                                                             ----------------- ----------------      -----------------
  attributable to common shares                              $        223,682  $        10,709       $       (141,794)
                                                             ================= ================      =================

Weighted average common shares
  outstanding:
     Basic                                                            139,846            2,522  (h)                 -
                                                             ================= ================      =================
     Diluted                                                          151,946            2,522  (h)            (9,976) (k)
                                                             ================= ================      =================

Per share net earnings from operations
  attributable to common shares:
     Basic                                                   $           1.60
     Diluted                                                 $           1.52

                                                               Pro Forma Amounts
                                                             before impact of sale    Impact of Sale of
                                                                 of Homestead             Homestead           Pro Forma
                                                             ---------------------    ------------------      ----------
Income:
     Property revenues                                       $            330,437     $        (178,029)(a)   $ 152,408
     Equity in earnings (loss) of:
       Archstone Communities Trust                                              -                     -               -
       CarrAmerica Realty Corporation                                      28,840                     -          28,840
       ProLogis Trust                                                      39,550                     -          39,550
       Regency Centers Corporation                                         43,433                     -          43,433
       Security Capital European Realty                                     9,737                     -           9,737
       Security Capital U.S. Realty                                             -                     -               -
       Security Capital Research & Management:
        Security Capital Preferred Growth Incorporated                      5,356                     -           5,356
        SC-US Real Estate Shares                                              499                     -             499
       Storage USA, Inc.                                                   20,656                     -          20,656
     Realized capital gains (losses)                                        7,999                (8,087)(a)         (88)
     Interest and other income, net                                        13,331                 9,726 (l)      23,057
                                                             ---------------------    ------------------      ----------
         Total income                                                     499,838              (176,390)        323,448 (p)
                                                             ---------------------    ------------------      ----------

Expenses:
     Property expenses                                                    154,959               (71,580)(a)      83,379
     General, administrative and other expenses, net of
      reimbursements from related parties                                  43,903               (17,447)(a)      26,456
     Depreciation and amortization                                         46,730               (25,774)(a)      20,956
     Interest expense                                                      90,409               (12,285)(m)      78,124
                                                             ---------------------    ------------------      ----------
         Total expenses                                                   336,001              (127,086)        208,915
                                                             ---------------------    ------------------      ----------

Earnings from operations before minority
  interest and income taxes                                               163,837               (49,304)        114,533

     Minority interests in net earnings of subsidiaries                    (3,077)                    3 (a)      (3,074)
     Provision for income tax expense                                     (54,637)               17,255 (g)     (37,382)
                                                             ---------------------    ------------------      ----------

Earnings from operations                                                  106,123               (32,046)         74,077

     Preferred share dividends                                            (13,526)                    -         (13,526)

Net earnings from operations
                                                             ---------------------    ------------------      ----------
  attributable to common shares                              $             92,597     $         (32,046)      $  60,551 (p)
                                                             =====================    ==================      ==========

Weighted average common shares
  outstanding:
     Basic                                                                142,368                               142,368
                                                             =====================                            ==========
     Diluted                                                              144,492                               144,492
                                                             =====================                            ==========

Per share net earnings from operations
  attributable to common shares:
     Basic                                                   $               0.65                             $    0.43 (p)
     Diluted                                                 $               0.64                             $    0.42 (p)

     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

                       Security Capital Group Incorporated
        Unaudited Pro Forma Condensed Consolidated Statement of Earnings
                          Year ended December 31, 2000
                                 (in thousands)

                                                                                      Pro Forma       Impact of
                                                  Pro Forma    Reclassifications       after           Sale of
                                                      (n)             (o)         Reclassifications   Homestead       Pro Forma
                                                 ------------  ----------------- ------------------  -------------   -----------
Income:
   Property revenues                             $    392,318  $              -  $     392,318       $(262,518)(a)   $   129,800
   Equity in earnings (loss) of:
       Archstone Communities Trust                          -                 -              -               -                 -
       CarrAmerica Realty Corporation                  71,919                 -         71,919               -            71,919
       ProLogis Trust                                  48,010                 -         48,010               -            48,010
       Regency Centers Corporation                     51,143                 -         51,143               -            51,143
       Security Capital European Realty                 2,284                 -          2,284               -             2,284
       Security Capital Research & Management:
         Security Capital Preferred Growth
          Incorporated                                 23,412                 -         23,412               -            23,412
         SC-US Real Estate Shares                       6,883                 -          6,883               -             6,883
       Storage USA, Inc.                               26,283                 -         26,283               -            26,283
   Realized capital losses                               (459)                -           (459)              -              (459)
   Change in unrealized gain (loss)                       533                 -            533               -               533
   Financial Services Division revenue                 52,051           (52,051)             -                                 -
   Interest and other income, net                      10,877                 -         10,877          11,179 (l)        22,056
                                                 ------------  ----------------  -------------       ---------       -----------
       Total income                                   685,254           (52,051)       633,203        (251,339)          381,864 (p)
                                                 ------------  ----------------  -------------       ---------       -----------

Expenses:
   Property expenses                                  145,976                 -        145,976        (107,749)(a)        38,227
   Financial Services Division expenses                65,843           (65,843)             -               -                 -
   General, administrative and other expenses,
    net of reimbursements from related parties         55,548            13,792         69,340         (20,775)(a)        48,565
   Depreciation and amortization                       68,959                 -         68,959         (36,995)(a)        31,964
   Interest expense                                   121,157                 -        121,157         (20,319)(m)       100,838
   Provision for loss on real estate                   71,000                 -         71,000         (71,000)(a)             -
   Losses from disposition of real estate              21,402                 -         21,402               -            21,402
                                                 ------------  ----------------  -------------       ---------       -----------
       Total expenses                                 549,885           (52,051)       497,834        (256,838)          240,996
                                                 ------------  ----------------  -------------       ---------       -----------

Earnings from operations before minority
 interest and income taxes                            135,369                 -        135,369           5,499           140,868

   Minority interests in net earnings of
    subsidiaries                                       (7,438)                -         (7,438)          2,161 (a)        (5,277)
   Provision for income tax expense                   (12,434)                -        (12,434)         (2,681)(g)       (15,115)
                                                 ------------  ----------------  -------------       ---------       -----------

Earnings from operations                              115,497                 -        115,497           4,979           120,476

   Preferred share dividends                          (18,035)                -        (18,035)              -           (18,035)
                                                 ------------  ----------------  -------------       ---------       -----------
Net earnings from operations
 attributable to common shares                   $     97,462  $              -  $      97,462       $   4,979       $   102,441 (p)
                                                 ============  ================  =============       =========       ===========

Weighted average common shares
 outstanding:
   Basic                                              152,910                          152,910                           152,910
                                                 ============                    =============                       ===========
   Diluted                                            154,454                          154,454                           154,454
                                                 ============                    =============                       ===========

Per share net earnings from operations
 attributable to common shares:
   Basic                                         $       0.64                    $        0.64                       $      0.67 (p)
   Diluted                                       $       0.63                    $        0.63                       $      0.66 (p)

     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

                      Security Capital Group Incorporated
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
                               September 30, 2001
                                 (In thousands)

On November 20, 2001, Security Capital announced the sale of Homestead Village Incorporated (Homestead), its extended stay lodging company, for a total value of $740 million. The consideration received in the transaction includes $480 million in cash, the assumption of $145 million in liabilities and the issuance to Security Capital of a five-year $115 million note. The note carries an initial coupon of 12% that increases by 100 basis points annually. The following pro forma financial information has been prepared as if this transaction occurred on September 30, 2001 for balance sheet purposes. During 2001, Security Capital completed its combination with SC-U.S. Realty on January 16, 2001 and the sale of its remaining Archstone shares on February 28, 2001. The pro forma statement of earnings for the nine months ended September 30, 2001 and the year ended December 31, 2000 have been prepared as if the sale of Homestead, the combination with SC-U.S. Realty and the sale of Archstone shares occurred prior to January 1, 2000. The pro forma adjustments are as follows:

(a) Represents the amounts attributable to Homestead that would be eliminated upon sale.

(b) At September 30, 2001, Homestead had $0.8 million of cash on hand that would be eliminated offset by the net cash proceeds of $461.8 million.

(c) Represents the elimination of a $5.6 million deferred tax liability related to Security Capital's investment in Homestead and $34.4 million related to the future use of operating losses made available by the sale of Homestead.

(d) Represents the $115 million note issued to Security Capital and $15.7 million related to a taxable loss on the sale of Homestead, partially offset by the elimination of $28.6 million of other assets attributable to Homestead.

(e)    Represents the loss after tax benefits on sale of Homestead

(f) Elimination of Security Capital's equity in earnings of SC-U.S. Realty for the period January 1, 2001 to January 15, 2001. The activity of SC-U.S. Realty's former investments for the period January 1, 2001 to January 15, 2001 is not material and is not included in these pro forma financial statements.

(g) The provision for income tax benefit (expense) is based on the statutory tax rate of 35%.

(h) Represents the additional weighted average shares outstanding if the 45,396 Security Capital Class B shares issued in conjunction with the SC-U.S. Realty combination had been issued prior to January 1, 2000 rather than on January 16, 2001.

(i) Represents the adjustments to reflect the sale of substantially all of Security Capital's remaining ownership of Archstone shares assuming that the sale occurred prior to January 1, 2000.

(j) The decrease in interest expense results from the payoff of pro forma borrowings using the net proceeds of $643,439 from the sale of Archstone shares for the period from January 1, 2001 to February 27, 2001. Security Capital's weighted average interest rate during that period was 7.12%

(k) As a result of eliminating the gain on sale of Archstone shares, Security Capital's preferred shares are no longer dilutive.

(l)    The increase in other income results from the following:

                                                            Nine Months     Twelve Months
                                                          Ended September   Ended December
                                                             30, 2001          31, 2000
                                                          ---------------   --------------
         Interest income on the $115 million note using

                      Security Capital Group Incorporated
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
                               September 30, 2001
                                 (In thousands)

            an interest rate of 12% in 2000 and 13% in 2001  $        11,213          $       13,800

            Elimination of other income attributable to
            Homestead                                                 (1,487)                 (2,621)
                                                             ---------------          --------------
            Net increase in other income                     $         9,726          $       11,179
                                                             ===============          ==============

(m) Represents the interest expense incurred by Homestead that is eliminated upon sale. No additional interest expense savings are realized during 2000 or 2001 as the cash proceeds from the sales of Archstone and Homestead reduce the pro forma line of credit borrowings to zero. See footnote (p) for a discussion of pro forma interest income.

(n) Represents Security Capital's pro forma statement of earnings for the year ended December 31, 2000 assuming that the combination with SC-U.S. Realty and the sales of Archstone stock had occurred prior to January 1, 2000.

       See "SC-U.S. Realty Acquisition and Sale of Archstone Stock" on Item 7 of Security Capital's Form 10-K for the year ended December 31, 2000 for more information on this pro forma financial information.

(o) Represents reclassifications to conform to the 2001 financial statement presentation. The expenses of the former Capital and Financial Services Division are included in general, administrative and other expenses. The revenues earned from real estate research and corporate services activities are offset against general and administrative expenses as they represent reimbursement of costs.

(p) As a result of the sale of Archstone shares and Homestead, Security Capital will have cash on hand in excess of short-term borrowings. Under the U.S. Securities and Exchange Commission regulations governing the preparation of the pro forma financial statements, interest income from the use of proceeds from these sales is not considered to be an appropriate pro forma adjustment and, therefore, is not included in the pro forma financial statements. If interest income on cash proceeds in excess of short-term borrowings (using a rate of 3.0%) were included in the pro forma financial statements, Security Capital's pro forma income, net earnings from operations attributable to common shares, and per share net earnings attributable from operations attributable to common shares would be as follows:

                                                               Nine Months            Twelve Months
                                                             Ended September          Ended December
                                                                30, 2001                 31, 2000
                                                             ---------------          --------------
            Total income                                     $       334,219          $      399,583
            Net earnings from operations attributable to
              common shares                                  $        67,552          $      113,958

            Per share net earnings from operations
              attributable to common shares:
              Basic                                          $          0.47          $         0.75
              Diluted                                        $          0.47          $         0.74